EXHIBIT 99.1

SolarWindow Completes Capital Raise

SCOTTSDALE, Ariz., June 20, 2025 (GLOBE NEWSWIRE) -- SolarWindow Technologies, Inc. (Symbol: WNDW), developer of transparent electricity-generating coatings for glass and plastics, today announced the closing of a $3,900,000 capital raise through self-directed concurrent domestic and offshore offerings to a total of nine investors, five domestic and four international.

This capital raise consisted of an offer and sale of 12,580,646 units at a purchase price of $0.31 per unit. Each unit consisted of one share of the Company’s common stock, and a warrant to purchase an additional share of common stock at an exercise price of $0.47 per share for a period of three years commencing immediately from the original date of issuance of the warrant. No commissions were paid by or on behalf of SolarWindow to any person in connection with the capital raise.

In addition to the $3,900,000 raised at closing, SolarWindow could receive an additional $5,912,904 should all warrants be fully exercised, resulting in a total raise of $9,812,904.

The offer and sale of the units and underlying securities were made by SolarWindow in private offerings under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and/or Regulation S as promulgated under the Act. and none of the foregoing securities have been registered under the Act or applicable state securities laws. Accordingly, such securities may not be offered or sold except pursuant to an effective registration statement under the Act (and compliance with applicable state and provincial securities laws) or pursuant to applicable exemption from the registration requirements of the Act and applicable state and provincial laws. The securities acquired by Canadian residents are subject to additional hold periods under applicable Canadian and provincial laws. SolarWindow has agreed to file a resale registration statement with the U.S. Securities and Exchange Commission for purposes of registering the resale of the common stock issued or issuable in connection with the capital raise.

This press release shall not and does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein nor shall there be any sale of these securities in any country, state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration, qualification under the securities laws of any such state or other jurisdiction or pursuant to any applicable exemption from such registration or qualification.

Additional details about the terms of the capital raise are included in the Company’s current report on Form 8-K located at www.sec.gov.

SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. (Symbol: WNDW; www.solarwindow.com) is a developer of transparent LiquidElectricity® coatings and processes which generate electricity on glass and plastics. When applied to otherwise ordinary glass, for example, these coatings generate electricity, producing power under natural, artificial, low, shaded, and reflected light conditions.

SolarWindow targets applications beyond conventional solar panels. The Company’s LiquidElectricity® can generate electricity for architectural applications including building windows, facades, and rooftops. LiquidElectricity® has wide-ranging utility, including automotive, commercial greenhouse, marine, and aerospace applications, and presents superior aesthetics for generating energy to enable faster financial breakeven.

The SolarWindow Promise: Engineer, design, and ultimately manufacture and deliver LiquidElectricity® products which reward customers with affordable clean energy for a healthier, safer, and more sustainable planet. SolarWindow is ClearlyElectric®.

SolarWindow Contacts

For additional information on SolarWindow, please call Amit Singh at 1-800-213-0689, or visit www.solarwindow.com, follow us on X @solartechwindow or on Facebook.

To receive future press releases via email, please visit: http://solarwindow.com/join-our-email-list/.

To view the full HTML text of this release, please visit: http://solarwindow.com/media/news-events/.

Social Media Disclaimer

SolarWindow stockholders, investors and others should note that we announce material information to the public about the Company through a variety of means, including our website (https://www.solarwindow.com/investors), through press releases, SEC filings, public conference calls, via our corporate X account (@solartechwindow), Facebook page (https://www.facebook.com/SolarWindowTechnologies) and LinkedIn page (https://www.linkedin.com/company/solar-window-technology/) in order to achieve broad, non-exclusionary distribution of information to the public and to comply with our disclosure obligations under Regulation FD. We encourage our investors and others to monitor and review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

Forward Looking Statements

This press release contains information about SolarWindow and Lippert that may constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, These forward-looking statements are based upon current expectations or beliefs, as well as a number of assumptions about future events. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those laws as applicable. Although SolarWindow and Lippert™ believe that the expectations reflected in such forward-looking statements and the assumptions upon which they are based are reasonable as at the time made, no assurance can be given that such expectations and assumptions will prove to have been correct.

Generally, we have identified such forward-looking statements by using such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “project,” “should,” “target,” “will,” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future development, manufacture, production, marketing or sale of SolarWindow-Lippert Products, or the execution of manufacturing or licensing agreements between the parties, that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, as well as statements regarding the proposed transaction, including the timing of the completion of the transaction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only our beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of our control. It is possible that the actual results and of our collaboration may differ, possibly materially, from the anticipated results indicated in these forward-looking statements.

Caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made and are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence technical problems relating to manufacturing methodologies, price increases for supplies and components, litigation and other proceedings involving the either party, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, failure to obtain required regulatory approvals, inflationary factors, and other risks. All information in this press release is as of the date set forth above. Neither party undertakes any duty to update any forward-looking statement to conform the statement to actual results or changes in its expectations whether because of new information, future events or otherwise, except as required by law. No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities.

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/9363b4ed-5eaf-4a2a-99bc-e6be79312ed4